EARNINGS (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2012
EARNINGS (LOSS) PER SHARE [Text Block]
4.	EARNINGS (LOSS) PER SHARE

Basic earnings (loss) per share are computed by dividing income available to common shareholders by the weighted-average number of common stock outstanding during the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock, or resulted in the issuance of common stock that shared in the earnings of the entity. For purposes of the computation of net income per share, shares issued in connection with acquisitions that are returnable are considered contingently returnable shares under FASB ASC 260, although classified as issued and outstanding, are not included in the basic weighted average number of shares until all necessary conditions are met that no longer cause the shares to be contingently returnable. These contingently returnable shares are included in the diluted weighted average number of shares as of the beginning of the period in which the conditions were satisfied (or as of the date of the agreement, if later).

Components of basic and diluted earnings per share were as follows for the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Net (loss) income attributable to the Company	$(89,630,508)	$7,909,398	$34,402,004
Weighted average outstanding shares of common stock	27,017,780	26,737,638	25,907,217
Effect of dilutive securities
Warrants	-	-	-
Contingently issuable shares	-	227,368	165,289

Earnings per share:
Basic	$(3.32)	$0.30	$1.33
Diluted	$(3.32)	$0.29	$1.32

Warrants for the purchase of 200,000 shares were not included in 2012 and 2011 as their effect would have been anti-dilutive.